                                                           EXHIBIT 99.1


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND 2     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 3

1. APPROVAL OF THE PLAN    2. ELECTION OF       FOR all       WITHHOLD AUTHORITY     3. THE STOCKHOLDER PROPOSAL, as provided
   OF EXCHANGE                DIRECTORS, as     Nominees   to vote for all nominees     in the Company's Proxy Statement.
FOR   AGAINST   ABSTAIN       provided in the   listed below    listed below                FOR   AGAINST   ABSTAIN
/ /    / /       / /          Company's Proxy      / /              / /                     / /     / /       / /
                              Statement:
                              (INSTRUCTIONS: TO
                              WITHHOLD AUTHORITY                                 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
                              to vote for any individual                         AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS
                              nominee, print that                                INDICATED, WILL BE VOTED FOR THE PLAN OF EXCHANGE,
                              nominee's name on the line                         FOR ALL THE NOMINEES, AGAINST PROPOSAL (3) AND
                              provided below.)                                   AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH
                              J.A. Carrigg, P.L. Gioia, B.E. Lynch               OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

                                                                                 The undersigned hereby revokes any other proxy
                                                                                 to vote at such Annual Meeting, and hereby
                                                                                 ratifies and confirms all that said attorneys and
                              ____________________________________               proxies, and each of them, may lawfully do by
                                                                                 virtue hereof. With respect to matters not known
                                                                                 at the time of the solicitations hereof, said
                                                                                 proxies are authorized to vote in accordance
                                                                                 with their best judgment.

                                                                                       Date: __________________________, 1998

                                                                                       _______________________________________
                                                                                       Signature(s) of Stockholder(s)

                                                                                       Note: (This proxy should be marked, dated
                                                                                       and signed by the stockholder(s) exactly as
                                                                                       his name appears hereon, and returned
                                                                                       promptly in the enclosed envelope. Persons
                                                                                       signing as a fiduciary should so indicate.
                                                                                       If shares are held by joint tenants or as
                                                                                       community property, both must sign.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------





      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               NEW YORK STATE ELECTRIC & GAS CORPORATION
                     ANNUAL MEETING OF STOCKHOLDERS

The undersigned appoints D.W. Farley, S.J. Rafferty, and G.J. Turton or any one or more of them, with power of substitution, proxies of the undersigned, to vote, as specified, and in their discretion with respect to any other business properly brought before the meeting, all shares of stock of New York State Electric & Gas Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Corporation to be held on April 29, 1998, and at any adjournment thereof.


               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)